UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 26, 2009

                                TIME WARNER INC.

             (Exact Name of Registrant as Specified in its Charter)


      Delaware                       1-15062                     13-4099534
      --------                       -------                     ----------
(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
 of Incorporation)                                          Identification No.)

                One Time Warner Center, New York, New York 10019
               (Address of Principal Executive Offices) (Zip Code)

                                  212-484-8000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.02  Termination of a Material Definitive Agreement.

As previously reported, on December 10, 2008, Time Warner Inc., a Delaware corporation (the "Company" or "Time Warner") (as lender and administrative agent), and Time Warner Cable Inc. ("TWC") (as borrower) entered into a $1.535 billion credit agreement (the "Supplemental Credit Agreement") for a two-year senior unsecured supplemental term loan facility (the "Supplemental Credit Facility"). TWC was permitted to borrow under the Supplemental Credit Facility only to repay amounts outstanding at the final maturity of its unsecured term loan credit facility entered into on June 30, 2008 (the "TWC Bridge Facility"). TWC entered into the TWC Bridge Facility to fund in part the special cash dividend (the "Special Dividend") that TWC paid to its stockholders in connection with the separation of TWC from the Company. As previously reported, on March 12, 2009, TWC borrowed the full committed amount of $1.932 billion under the TWC Bridge Facility, all of which was used to pay a portion of the Special Dividend. Prior to the legal and structural separation of TWC from the Company on March 12, 2009, Time Warner owned approximately 85.2% of TWC's common stock.

As TWC reported on March 26, 2009, TWC completed an offering of $3.0 billion in aggregate principal amount of debt securities on March 26, 2009 and used a portion of the net proceeds from the offering to prepay in full the outstanding loans and all other amounts due under the TWC Bridge Facility, and the TWC Bridge Facility was terminated in accordance with its terms.

Concurrently with the termination of the TWC Bridge Facility and pursuant to the terms of the Supplemental Credit Agreement, on March 26, 2009, TWC terminated the commitments of Time Warner under the Supplemental Credit Facility and the Supplemental Credit Agreement was terminated in accordance with its terms.





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                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TIME WARNER INC.


                                     By: /s/ John K. Martin, Jr.
                                        -----------------------------------
                                         Name:  John K. Martin, Jr.
                                         Title: Executive Vice President
                                                and Chief Financial Officer

  Date: March 26, 2009